Fees Summary	Oct. 06, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	6,612.11
Total Transaction Valuation	47,879,164.97
Total Offset Amount	0.00
Net Fee	$ 6,612.11